CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Value Fund ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated November 10, 2004, with respect to the financial statements and financial highlights of Pioneer Value Fund, included in the Annual Report to the Shareowners for the year ended September 30, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Value Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Value Fund Statement of Additional Information, and to the incorporation by reference of our report, dated November 10, 2004, on the financial statements and financial highlights of Pioneer Value Fund included in the Annual Report to the Shareowners for the year ended September 30, 2004, in Post-Effective Amendment No. 64 to the Registration Statement (Form N-1A, 1933 Nos. 002-32773), as filed with the Securities and Exchange Commission on January 28, 2005 (Accession No. 0001016964-05-000034), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Value Fund.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
August 18, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - AmSouth Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Value Fund ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated September 29, 2004, with respect to the financial statements and financial highlights of the AmSouth Value Fund, included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Value Fund.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the AmSouth Funds Statement of Additional Information, and to the incorporation by reference of our report, dated September 29, 2004, on the financial statements and financial highlights of AmSouth Value Fund included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in Post-Effective Amendment No. 43 to the Registration Statement (Form N-1A, 1933 Nos. 33-21660) of the AmSouth Funds, as filed with the Securities and Exchange Commission on December 1, 2004 (Accession No. 0000898432-04-000999), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Value Fund.

                                                           /s/ ERNST & YOUNG LLP

Columbus, Ohio
August 22, 2005